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T. Rowe Price Prime Reserve Fund Annual Report
May 31, 2002

Change in Prime Reserve Fund Management
James M. McDonald, a longtime member of the fund's Investment Advisory Committee, has become its chairman. Mr. McDonald joined T. Rowe Price in 1976 as a financial statistician and has been managing investments for the firm since 1979. As chairman, he succeeds Edward A.Wiese, who remains president of the Prime Reserve Fund and a member of the fund's Investment Advisory Committee.

This supplements the Prime Reserve Fund's and the Prime Reserve PLUS Fund's prospectuses dated October 1, 2001.

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T. Rowe Price U.S. Treasury Funds Annual Report
May 31, 2002

Change in U.S. Treasury Money Fund Management
James M. McDonald, a longtime member of the fund's Investment Advisory Committee, has become its chairman. Mr. McDonald joined T. Rowe Price in 1976 as a financial statistician and has been managing investments for the firm since 1979. As chairman, he succeeds Edward A. Wiese, who remains president of the U.S. Treasury Money Fund and a member of its Investment Advisory Committee.


This supplements the U.S. Treasury Fund's prospectus dated October 1, 2001.